Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Global Brands Acquisition Corp. (the ‘‘Company’’) on Form 10-Q for the quarterly period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: February 13, 2008	/s/ Joel J. Horowitz
	Name:	Joel J. Horowitz
	Title:	Chief Executive Officer and Treasurer (Principal Executive Officer and Principal Financial and Accounting Officer)